                          Exhibit 28(g)(9) under Form N-1A
Exhibit 99 under Item 601/Reg. S-K

EXHIBIT 1
TO CUSTODIAN CONTRACT BETWEEN FEDERATED INVESTMENT COMPANIES,
STATE STREET BANK AND TRUST COMPANY, AND FEDERATED SERVICES COMPANY
Dated December 1, 1993
(Exhibit 1 revised as of 9/1/10)
CONTRACT
DATE                      INVESTMENT COMPANY
12/1/93                      Money Market Obligations Trust
2/1/00                                Federated Alabama Municipal Cash Trust
2/1/00                                Federated Arizona Municipal Cash Trust
2/1/00                                           Institutional Service Shares
8/1/94                                Federated Automated Cash Management Trust
8/1/94                                           Institutional Service Shares
9/19/96                                           Cash II Shares
9/1/06                                           Class K Shares
4/1/99                                Federated Automated Government Money Trust
2/1/00                                Federated California Municipal Cash Trust
12/1/00                                           Cash II Shares
12/1/04                                           Cash Series Shares
12/1/04                                           Institutional Capital Shares
2/1/00                                           Institutional Service Shares
2/1/00                                           Institutional Shares
2/1/00                                Federated Connecticut Municipal Cash Trust
12/1/04                                           Cash Series Shares
2/1/00                                           Institutional Service Shares
2/1/00                                Federated Florida Municipal Cash Trust
2/1/00                                           Cash II Shares
12/1/04                                           Cash Series Shares
2/1/00                                           Institutional Shares
2/1/00                                Federated Georgia Municipal Cash Trust
12/1/93                                Federated Government Obligations Fund
12/1/04                                           Institutional Capital Shares
7/5/94                                           Institutional Service Shares
7/5/94                                           Institutional Shares
12/1/02                                           Trust Shares
8/2/99                                Federated Liberty U.S. Government Money Market Trust
8/2/99                                           Class A Shares
8/2/99                                           Class B Shares
3/1/05                                           Class C Shares
3/1/05                                           Class F Shares
2/1/00                                Federated Maryland Municipal Cash Trust
2/1/00                                Federated Massachusetts Municipal Cash Trust
12/1/04                                           Cash Series Shares
2/1/00                                           Institutional Service Shares
4/1/99                                Federated Master Trust
2/1/00                                Federated Michigan Municipal Cash Trust
2/1/00                                           Institutional Service Shares
2/1/00                                           Institutional Shares
2/1/00                                Federated Minnesota Municipal Cash Trust
2/1/00                                           Cash Series Shares
2/1/00                                           Institutional Shares
2/1/00                                Federated Money Market Management
9/1/07                                           Eagle Shares
9/1/07                                           Premier Shares
11/1/99                                Federated Municipal Obligations Fund
11/1/99                                           Institutional Capital Shares
11/1/99                                           Institutional Service Shares
11/1/99                                           Institutional Shares
2/1/00                                Federated New Jersey Municipal Cash Trust
12/1/04                                           Cash Series Shares
2/1/00                                           Institutional Service Shares
2/1/00                                           Institutional Shares
2/1/00                                Federated New York Municipal Cash Trust
2/1/00                                           Cash II Shares
12/1/04                                           Cash Series Shares
2/1/00                                           Institutional Services Shares
12/1/04                                           Institutional Shares
2/1/00                                Federated North Carolina Municipal Cash Trust
2/1/00                                Federated Ohio Municipal Cash Trust
2/1/00                                           Cash II Shares
2/1/00                                           Institutional Service Shares
2/1/00                                           Institutional Shares
2/1/00                                Federated Pennsylvania Municipal Cash Trust
2/1/00                                           Cash Series Shares
2/1/00                                           Institutional Service Shares
2/1/00                                           Institutional Shares
11/1/99                                Federated Prime Cash Obligations Fund
11/1/99                                           Institutional Capital Shares
11/1/99                                           Institutional Service Shares
11/1/99                                           Institutional Shares
3/1/03                                Federated Prime Management Obligations Fund
12/1/04                                           Institutional Capital Shares
12/1/04                                           Institutional Service Shares
3/1/03                                           Institutional Shares
12/1/93                                Federated Prime Obligations Fund
7/5/94                                           Institutional Service Shares
7/5/94                                           Institutional Shares
12/1/02                                           Trust Shares
11/1/99                                Federated Prime Value Obligations Fund
11/1/99                                           Institutional Capital Shares
11/1/99                                           Institutional Service Shares
11/1/99                                           Institutional Shares
12/1/93                                Federated Tax-Free Obligations Fund
7/5/94                                           Institutional Service Shares
7/5/94                                           Institutional Shares
11/1/99                                Federated Tax-Free Trust
12/1/93                                Federated Treasury Obligations Fund
4/14/97                                           Institutional Capital Shares
7/5/94                                           Institutional Service Shares
7/5/94                                           Institutional Shares
12/1/02                                           Trust Shares
4/1/99                                Federated Trust for U.S. Treasury Obligations
2/1/00                                Federated Virginia Municipal Cash Trust
12/1/04                                           Cash Series Shares
2/1/00                                           Institutional Service Shares
2/1/00                                           Institutional Shares
8/25/00                                Tax-Free Money Market Fund
8/25/00                                           Institutional Service Shares
8/25/00                                           Investment Shares